Supplement, dated May 2, 2011

to Prospectus, dated May 1, 2011

SUPPLEMENT

MUTUAL OF AMERICA SEPARATE ACCOUNT NO. 2

THRIFT PLAN CONTRACTS

In the Table of Contents, under the section heading “Charges You or Your Employer Will Pay”, the subsection entitled “Employer Charges” is hereby revised to read “Employer Charges for Employers with TDA Plans”.